[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. Exhibit 10.2 SECOND AMENDMENT TO THE EXCLUSIVE DISTRIBUTION AGREEMENT This Second Amendment (the “Amendment”) to the Exclusive Distribution Agreement dated October 2, 2014 (the “Agreement”) is entered into as of March 16, 2020, (the “Effective Date”), as amended by that First Amendment to the Agreement dated June 23, 2017 (the “First Amendment”), by and between Baxter Healthcare Corporation, a Delaware corporation (the “Distributor”), and Rockwell Medical, Inc. a Delaware corporation (the “Company”). Capitalized terms used herein to the extent not otherwise defined have the meanings specified in Exhibit A to the Agreement. Whereas, the Company develops, manufactures and sells hemodialysis concentrates (solutions and powders) and related ancillary products; and Whereas, the Distributor develops, manufactures and sells dialysis and related healthcare products; and Whereas, the Company and the Distributor entered into an Agreement to permit the Distributor to market, sell and distribute certain Company products on the terms and conditions set forth in the Agreement, which was entered into on October 2, 2014, along with the First Amendment to the Agreement, dated June 23, 2017; and Whereas, in consideration of the mutual covenants set forth in this Agreement, the Company and the Distributor have agreed to amend the Agreement as follows: 1. Section 3.3 is deleted in its entirety and replaced with the following: 3.3. Manufacturing Capacity. Beginning with the second Forecast provided by the Distributor, the Company shall maintain sufficient Manufacturing Capacity for each Product at each manufacturing facility to enable the Company to supply the Distributor in any Calendar Quarter [***] of such Product for such manufacturing facility for such quarter based upon the most recently available Forecast. The Company agrees and covenants to the Distributor that it shall, at all times during the Term, to allow for the continuous and uninterrupted supply of each of the Products to the Distributor, (a) maintain and reserve for use exclusively by the Distributor an amount of total inventory of each Product equal to [***] days of the forecasted purchase quantities of such Products; and (b) have outstanding purchase orders with its suppliers for raw materials and products in an amount sufficient to allow Company to manufacture an amount of each such Product equal to [***] days of the forecasted purchase quantity of such Product. For avoidance of doubt, the Company shall make capital expenditures as necessary in order to maintain such Manufacturing Capacity. The Company shall use Commercially Reasonable Efforts to supply quantities of Products in excess of the minimum. In the event of the Company’s failure or inabilities to supply any Product(s) within and for the time required by the Distributor, as applicable, including as a result of a _16629527_1

2 [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. force majeure event (e.g., act of God, fire, casualty, flood, war, act of terrorism, strike, lockout, labor trouble, failure of public utilities, injunction, epidemic, riot, insurrection, or any other circumstances beyond the reasonable control of Company) (a “Failure to Supply Event”), the Company covenants and agrees that it shall (a) give notice as promptly as is practicable under the circumstances, but in no event more than [***] days, to the Distributor of such Failure to Supply Event, unless an order of a regulatory agency or other action arising out of patient safety concerns requires the giving of shorter notice; (b) allocate to the Distributor any available quantities of any such Product(s) affected by such Failure to Supply Event (exclusive of the inventory of such Product(s) reserved by the Company for use by the Distributor pursuant to this Section 3.3, which inventory shall be solely for the use of the Distributor), in accordance with the [***] period immediately preceding such Failure to Supply Event in proportion to the [***] immediately preceding such Failure to Supply Event; (c) not intentionally discriminate against the Distributor in its allocation of the available quantities of any such Product(s) affected by such Failure to Supply Event; (d) compensate the Distributor for costs of Cover using the process set forth in Section 3.5 of the Agreement; (e) continue to perform its other obligations hereunder that are not affected by any such Failure to Supply Event; and (f) that if such a Failure to Supply Event occurs, the Distributor’s Minimum Requirements using the process set forth in Section 3.8(b) of this Agreement shall be adjusted as contemplated. 2. Section 3.5 is deleted in its entirety and replaced with the following: If a Manufacturing Default or Failure to Supply Event occurs and the Distributor purchases replacement or substitute products from one or more Third Parties (“Substitute Products”), then the Company shall reimburse the Distributor for (a) the amount by which the purchase price for any Substitute Product purchased by the Distributor exceeds the Contract Price for the applicable Product under this Agreement (provided that the Distributor has used its Commercially Reasonable Efforts to obtain Substitute Product at a price comparable to the Contract Price), and (b) [***]. Amounts payable under this Section 3.5 shall be paid by the Company within [***] days of its receipt of the Distributor’s invoice. The payment obligations under this Section 3.5 shall cease when the facts giving rise to the Manufacturing Default or Failure to Supply Event have been cured or no longer exist and no new Manufacturing Default or Failure to Supply Event has occurred for at least [***] days thereafter. For avoidance of doubt, the Distributor shall not be obligated to exercise its option to purchase Substitute Products under this Section 3.5; and any failure to do so in one instance shall not constitute a waiver of its right to do so in a future instance. Any exercise of such option shall not be construed [***] for the Company’s Manufacturing Default or Failure to Supply Event.

3 [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. 3. Section 10.1(b)(i)(x) is deleted in its entirety and replaced with the following: 10.1 Term. (b) Extensions. (i) The Distributor shall have the option to extend the Term for a period of five (5) years following the Initial Term Expiration Date (the “First Extension”) provided that (x) the aggregate Contract Price paid for the Concentrate Product(s) purchased by the Distributor or directly by its customers is at least $[***] during any period of four consecutive Calendar Quarters ending on or before March 31, 2024 (the “First Extension Threshold”); and (y) the Distributor shall pay to the Company an extension fee of Seven Million Five Hundred Thousand ($7,500,000) Dollars (the “First Extension Fee”). In the event that the Distributor has satisfied the criteria in clause (x) and desires to extend the Term, then the Distributor shall (A) notify the Company in writing at least [***] days prior to the Initial Term Expiration Date and reference the Distributor’s option for the First Extension under this Section and (B) pay the First Extension Fee to the Company in immediately available funds within five (5) Business Days of delivering such notice. 4. Section 11.17 is deleted in its entirety and replaced with the following; 11.17 Debt Payment Within 180 days from the Effective Date, the Company shall (a) repay in full all indebtedness of the Company owed under the Hercules Loan Agreement (including all accrued interest, costs and expenses, and other amounts due thereunder); and (b) obtain the complete release of all liens granted under the Hercules Loan Agreement. 5. Exhibit A of the Agreement is amended by amending and restating the definition of “Disruptive Event” as follows: “Disruptive Event” means, with respect to a Product, (a) any claim, action, or litigation (including product liability and intellectual property claims) relating to such Product; (b) any occurrence or development that calls into question the safety or efficacy of such Product or that reasonably could result in a material liability to the Distributor; (c) any adverse regulatory action, ruling, or development; (d) any breach or violation of this Agreement or the Quality Agreement by the Company, including any inability to fulfill Customer Orders or Firm Orders submitted in compliance with Section 3.2 and in line with its Forecasts; (e) any Force Majeure event; or (f) any Failure to Supply Event. 6. The section entitled Support Services, Fees to Exhibit C of the Agreement is hereby deleted in its entirety and amended as follows: Fees The Customer Service costs will be limited to the costs of personnel and operating expenses to provide the Customer Services, in each case, as determined using the same methodology

4 [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. as used by the Company in its 10-Q filing with the SEC for the calendar quarter ended June 30, 2014. Distributor will pay a management fee of [***]% of the Customer Service costs. The Transportation Services costs will be limited to the costs of personnel and operating expenses to provide the Transportation Services, in each case, as determined using the same methodology as used by the Company in its 10-Q filing with the SEC for the calendar quarter ended June 30, 2014, as well as any reasonable out-of-pocket expenses paid in connection therewith. The distributor will pay a management fee of [***]% of the Transportation Services costs. Commencing with the quarter ending December 31, 2020, costs billed to the Distributor for Transportation Services shall not exceed 34% of the aggregate Contract Price paid for the Concentrates Products by the Distributor in any applicable quarter, subject to the limitations set forth herein: The Distributor will use Commercially Reasonable Efforts to maintain the current liquid to dry ratio [***] of units of concentrates sold. The applicable liquid to dry ratio shall be calculated by summing the weight of liquid concentrates sold [***], and dividing this number by the sum of the weight of all concentrates sold [***]. o If the applicable liquid to dry ratio exceeds [***], but is less than [***], costs billed to the Distributor for Transportation Services shall not exceed [***]% of the aggregate Contract Price paid for the Concentrates Products by the Distributor in any applicable quarter. o If the applicable liquid to dry ratio exceeds [***], costs billed to the Distributor for Transportation Services shall not exceed [***]% of the aggregate Contract Price paid for the Concentrates Products by the Distributor in any applicable quarter. Moreover, the Distributor agrees that the Company [***]. During the term of the Agreement, Distributor agrees that it shall maintain the current level of service provided to Company’s customers and will adjust the future level of service, as needed, to take into account the evolving needs of Company’s customer base. The [***] will be limited to those costs of personnel and operating expenses to provide the [***], in each case, as determined using the same methodology as used by the Company in its 10-Q filing with the SEC for the calendar quarter ended June 30, 2014. 7. All other terms and conditions of the Agreement and the First Amendment shall remain unchanged.

5 [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. 8. The Distributor and the Company have executed this Second Amendment to the Agreement as of the Effective Date to evidence their agreement to the terms and provisions set forth herein. BAXTER HEALTHCARE CORPORATION By: /s/ Gavin Campbell Gavin Campbell Title: General Manager, US Renal ROCKWELL MEDICAL, INC. By: /s/ Stuart Paul Stuart Paul Title: President and CEO